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                                                                 Exhibit 10.1

                                                                 EXECUTION COPY




                           WILLIS CORROON CORPORATION

                                  $550,000,000

                      9% Senior Subordinated Notes due 2009


                               PURCHASE AGREEMENT

                                                                January 28, 1999


CHASE SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017

CHASE MANHATTAN INTERNATIONAL LIMITED
125 London Wall, 9th Floor
London, EC2Y 5AJ
England

Ladies and Gentlemen:

                  Willis Corroon Corporation, a Delaware corporation (the "ISSUER"), proposes to issue and sell $550,000,000 aggregate principal amount of 9% Senior Subordinated Notes due 2009 (the "SECURITIES"). The Securities will be issued pursuant to an Indenture to be dated as of February 2, 1999 (the "INDENTURE"), among the Issuer, Willis Corroon Group Limited (the "COMPANY"), Willis Corroon Partners ("USGP", and together with the Company, the "GUARANTORS") and The Bank of New York, as trustee (the "TRUSTEE"). The Securities will be guaranteed on an unsecured, senior subordinated basis by each Guarantor and, following the Closing Date (as defined in Section 3), by certain subsidiaries under the circumstances set forth in the Indenture (the "ADDITIONAL GUARANTORS"). The Issuer and the Guarantors hereby confirm their agreement with Chase Securities Inc. ("CSI") and Chase Manhattan International Limited (collectively the "INITIAL PURCHASERS") concerning the purchase of the Securities from the Issuer by the Initial Purchasers.

                  The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated December 23, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and will prepare an offering memorandum dated the date hereof (the "OFFERING MEMORANDUM") setting forth information concerning the Company, its Subsidiaries, its Associates and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum


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                                                                          2

in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

                  Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company, the Issuer and USGP will agree to file with the Securities and Exchange Commission (the "COMMISSION") (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") registering an issue of senior subordinated notes of the Issuer (the "EXCHANGE SECURITIES") that are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT").

                  The proceeds from the sale of the Securities will be used solely to refinance the loans outstanding under the Senior Subordinated Loan Agreement dated as of November 19, 1998, among the Company, USGP, the Issuer, the Lenders from time to time party thereto, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Lead Arranger, and to pay related fees and expenses, all as described in the Offering Memorandum.

                  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

                  1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Company, USGP and the Issuer jointly and severally represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date that:

                  (a) As of its date and as of the Closing Date, the Offering Memorandum did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that the Company, USGP and the Issuer make no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "INITIAL PURCHASERS' INFORMATION").

                  (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) under the Securities Act.

                  (c) Each of the Company and each of its Restricted Subsidiaries is (i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite organizational power and authority to own, lease and operate its properties, and to conduct its business as described in the Offering Memorandum and (iii) is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or results


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                                                                               3

of operations of the Company and its Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (d) As of September 30, 1998, all of the issued and outstanding equity interests in the Company and each of its Restricted Subsidiaries have been duly authorized and validly issued, were not issued in violation of any preemptive or similar rights, and all equity interests in the Company and each of its Restricted Subsidiaries are fully paid and nonassessable; and the capital stock of the Company and its parent corporations conform in all material respects to the description thereof contained in the Offering Memorandum; except as described in the Offering Memorandum or as set forth on Schedule 1, all of the outstanding equity interests in each of the Company's Subsidiaries are owned, directly or indirectly, by the Company; all of the outstanding equity interests in the Company and each of its Subsidiaries owned by the Company are free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting, other than those contained in the Senior Credit Facilities; except as described in the Offering Memorandum, neither the Company nor any of its Subsidiaries has outstanding any options to purchase or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or partnership interests, as the case may be, or any such options, rights, convertible securities or obligations.

                  (e) The Issuer has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Securities and the Exchange Securities. The Securities, when issued, will be substantially in the form contemplated by the Indenture. The Securities and the Exchange Securities have been duly and validly authorized by the Issuer and, when issued, authenticated and delivered in accordance with the provisions of the Indenture (assuming due authorization, execution and delivery of the Indenture by the Trustee) and, in the case of the Securities, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, and, in the case of the Exchange Securities, when issued and delivered upon exchange for the Securities in accordance with the terms of the Registration Rights Agreement and the Indenture and will constitute valid and legally binding obligations of the Issuer, entitled to the benefits of the Indenture, enforceable against the Issuer in accordance with their terms, except to the extent that the enforcement of the Securities and the Exchange Securities may be subject to (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

                  (f) The Company, the Issuer and USGP each have all requisite power and authority to execute, deliver and perform their obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by the Company, the Issuer and USGP. Assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture, when executed and delivered by the Company, the Issuer and USGP, will constitute a valid and legally binding agreement of the Company, the Issuer and USGP, enforceable against the Company, the Issuer and USGP in accordance with its terms, except to the extent that (A) the enforcement thereof may be subject to (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and


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                                                                           4

(ii) general principles of equity (regardless of whether enforcement is in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal or state securities laws or public policy considerations. With respect to the foregoing, the Company, the Issuer and USGP make no representation or warranty with respect to the indemnification provisions contained in the Indenture to the extent they are deemed by a court of law to be contrary to public policy.

                  (g) The Company, the Issuer and USGP each have all requisite power and authority to execute, deliver and perform their obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company, the Issuer and USGP. Assuming the due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchasers, the Registration Rights Agreement, when executed and delivered by the Company, the Issuer and USGP, will constitute a valid and legally binding agreement of the Company, the Issuer and USGP, enforceable against the Company, the Issuer and USGP in accordance with its terms, except to the extent that (A) the enforcement thereof may be subject to (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal or state securities laws or public policy considerations.

                  (h) The Company, the Issuer and USGP each have all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company, the Issuer and USGP of the transactions contemplated hereby have been duly authorized by the Company, the Issuer and USGP and this Agreement has been duly executed and delivered by the Company, the Issuer and USGP. The execution, delivery and performance by the Company, the Issuer and USGP of this Agreement, the Indenture, the Registration Rights Agreement and the Securities (collectively, the "TRANSACTION DOCUMENTS"), the compliance by the Company, the Issuer and USGP with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Restricted Subsidiaries pursuant to, (i) any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract, partnership, joint venture agreement or other agreement or instrument to which the Company or any of its Restricted Subsidiaries is a party or to which any of them or their respective properties or assets is subject (collectively, "CONTRACTS"), (ii) the charter or by-laws (or similar organizational document) of the Company or any of its Restricted Subsidiaries or (iii) (assuming compliance with all applicable state securities laws or "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its Restricted Subsidiaries or any of their respective properties or assets, except in the case of (i) or (iii) for such breaches, violations or defaults which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; no consent, approval, authorization or order of, or filing with, any court or arbitrator or governmental agency or body is required for the execution, delivery and performance by the Company, the Issuer or USGP of each of the Transaction Documents or the consummation of the transactions


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                                                                               5

contemplated by the Transaction Documents, except such as (i) have been obtained or made, (ii) may be required to comply with the provisions of the Registration Rights Agreement or the Senior Credit Facilities or (iii) may be required under state securities laws or "Blue Sky" laws.

                  (i) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

                  (j) The audited consolidated financial statements of the Company and its consolidated Subsidiaries, and the related notes thereto, included in the Offering Memorandum present fairly in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as of the respective dates of such financial statements, and the results of operations and changes in financial position of the Company for the respective periods covered thereby. Such financial statements comply in all material respects with the requirements applicable to a registration statement on Form F-1 under the Securities Act (except that certain supporting schedules are omitted) and have been prepared in accordance with United Kingdom generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial data set forth in the Offering Memorandum under the captions "Summary--Summary Historical Consolidated Financial Information of the Company", "Summary--Summary Unaudited Pro Forma Consolidated Financial Information of the Company", "Capitalization", "Unaudited Condensed Pro Forma Consolidated Financial Information", "Selected Historical Consolidated Financial Data", "Summary Supplemental Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present in all material respects (subject to year-end audit adjustments with respect to interim financial information) the information set forth therein on the basis stated in the Offering Memorandum. The other financial and statistical information and data set forth in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company and the Subsidiaries believe to be reliable and materially accurate. Ernst & Young, LLP are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder.

                  (k) The pro forma consolidated condensed financial statements and other pro forma financial information (including, without limitation, the notes thereto) included in the Offering Memorandum (A) present fairly in all material respects the information shown therein and (B) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act. The pro forma capitalization of the Company presented in the Offering Memorandum under the heading "Capitalization" presents fairly in all material respects the information shown therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Offering Memorandum (including, without limitation, the information under the heading "Capitalization") are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The constant currency financial data included in the Offering Memorandum (including, without limitation, the constant currency financial data set forth in the section entitled "Summary Supplemental Financial Data") have been prepared on the basis described in the Offering Memorandum and present fairly in all material respects the information shown therein. The assumptions used in the preparation of the constant currency information are reasonable and appropriate for the purposes described therein.



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                  (l) Neither the Company nor any of its Restricted Subsidiaries
is (i) in violation of its charter or by-laws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or its Restricted Subsidiaries or any of their properties or assets or (iii) in breach or default in the performance of any Contract, except for any such violation, breach or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (m) Except as disclosed in the Offering Memorandum, there is
(i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or to the knowledge of the Company or any of its Restricted Subsidiaries threatened or contemplated to which the Company or any of its Restricted Subsidiaries is or may be a party or to which the business, property or assets of the Company or any of its Restricted Subsidiaries is or may be subject, (ii) to the knowledge of the Company and its Restricted Subsidiaries, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body (other than "Blue Sky" laws, regulations or orders), or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of its Restricted Subsidiaries is or may be subject, issued and outstanding that, in the case of clauses (i), (ii) or (iii) above, could reasonably be expected to (x) have a Material Adverse Effect or (y) seek to restrain, enjoin, interfere with or adversely affect the transactions contemplated by the Transaction Documents in any material respect; and the Company, the Issuer and USGP have each complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (n) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present in all material respects the information that would be required to be described in a registration statement under the Securities Act or in a document incorporated by reference therein.

                  (o) The Company and each of its Subsidiaries have good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, to all property and assets described in the Offering Memorandum as being owned by it and good title to all leasehold estates in the real property described in the Offering Memorandum as being leased by it except for (i) liens for taxes not yet due and payable, (ii) such liens and encumbrances as are contemplated by the Senior Credit Facilities, (iii) such liens, claims, encumbrances and restrictions as do not materially interfere with the use made and proposed to be made of such properties (including, without limitation, purchase money mortgages), and (iv) to the extent the failure to have such title or the existence of such liens, claims, encumbrances and restrictions would not have a Material Adverse Effect.

                  (p) Since the respective dates as of which information is given in the Offering Memorandum and, in the case of clauses (i) and (ii) below, other than intercompany loans and dividends that would have been permitted by the Indenture if it had been in effect at the time that such intercompany loans were made and such dividends were paid: (i) the Company and its Restricted Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material agreement or other material transaction, which is not in the ordinary course of business; (ii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its Restricted Subsidiaries are not in default in the payment of principal or


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                                                                             7

interest on any outstanding debt obligations; and (iii) there has not been any change in the condition (financial or otherwise), business or results of operations of the Company and its Restricted Subsidiaries, taken as a whole, which could have a Material Adverse Effect.

                  (q) Each of the Company and its Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all appropriate federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on the business of the Company and its Subsidiaries as now conducted as set forth in the Offering Memorandum, the lack of which would have a Material Adverse Effect ("PERMITS"); each of the Company and its Subsidiaries has fulfilled and performed all of its respective material obligations with respect to such Permits and, to the best knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit, except where the failure to fulfill or perform such obligations or such impairment, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither of the Company nor any of its Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (r) The Company and each of its Subsidiaries own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and copyrights necessary to conduct the business described in the Offering Memorandum, except where the failure to own or possess or have the ability to acquire any of the foregoing would not have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, trademarks, service marks, trade names or copyrights which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

                  (s) Neither the Company nor any Restricted Subsidiary has any material liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which it makes or ever has made a contribution and in which any employee of it is or has ever been a participant. With respect to such plans, the Company and each Restricted Subsidiary is in compliance in all material respects with all applicable provisions of ERISA. In addition, the Company has caused (i) all pension schemes maintained by or for the benefit of any of its Subsidiaries organized under the laws of England and Wales and/or any of its employees to be maintained and operated in all material respects in accordance with all applicable laws from time to time and (ii) all such pension schemes to be funded in accordance with the governing provisions of such schemes, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (t) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the best knowledge of the Company, the Company and its Restricted Subsidiaries are in material compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of


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                                                                              8

human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("ENVIRONMENTAL LAWS"). The term "HAZARDOUS MATERIAL" means (a) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. Neither the Company nor any of its Subsidiaries has received any written notice and there is no pending or, to the best knowledge of the Company and its Restricted Subsidiaries, threatened action, suit or proceeding before or by any court or governmental agency or body alleging liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its Restricted Subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material at any location owned by the Company or any Restricted Subsidiary, or
(ii) any violation or alleged violation of any Environmental Law, in either case
(x) which alleged or potential liability would be required to be described in a registration statement under the Securities Act, or (y) which alleged or potential liability, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (u) Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign (including, without limitation, United Kingdom) income and franchise tax returns required to be filed to the date hereof, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all material taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

                  (v) None of the Company or any of its Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or reasonably could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of
Section 4(2) of the Securities Act. Assuming (i) the accuracy of the Initial Purchasers' representations in Section 2 hereof and their compliance with the agreements set forth therein, (ii) compliance by the Initial Purchasers with the offering and transfer restrictions described in the Offering Memorandum and
(iii) the accuracy of the representations, warranties and agreements of each of the purchasers to whom the Initial Purchasers initially resells the Securities in compliance with Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Securities Act or to qualify the Indenture under the TIA.

                  (w) No securities of the Company, the Issuer or USGP are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities or are listed or


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                                                                              9

are on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (x) None of the Company, the Issuer or USGP is an "investment company" or "promoter" or "principal underwriter" for an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (y) The Company and each of its Restricted Subsidiaries maintain insurance insuring against such losses and risks as the Company reasonably believes is adequate to protect the Company and each of its Restricted Subsidiaries and their respective businesses, except where the failure to maintain such insurance would not reasonably be expected to have a Material Adverse Effect.

                  (z) Neither the Company nor any of its Subsidiaries has taken nor will it take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or to facilitate the sale or resale of the Securities.

                  (aa) None of the Company, any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("REGULATION S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

                  (bb) Other than as contemplated by this Agreement there is no broker, finder or other party that is entitled to receive from the Company or the Initial Purchasers any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated hereby or thereby.

                  (cc) Neither the issuance, sale and delivery of the Securities, nor the application of the proceeds thereof by the Issuer as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                  (dd) Other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company, the Issuer or USGP and any person granting such person the right to require the Company, the Issuer or USGP to file a registration statement under the Securities Act with respect to any debt securities of the Company, the Issuer or USGP owned or to be owned by such person or to require the Company, the Issuer or USGP to include such debt securities in the securities registered pursuant to an Exchange Offer Registration Statement or Shelf Registration Statement, or with any other securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (ee) None of the Company, the Issuer or USGP has distributed, nor will the Company, the Issuer or USGP distribute, any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum and the other materials permitted by the Securities Act.

                  (ff) Neither the Company nor any of its Restricted Subsidiaries is involved in any material labor dispute nor, to the best of the knowledge of the Company and its


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                                                                           10

Subsidiaries, is any material labor dispute threatened which, if such dispute were to occur, would reasonably be expected to have a Material Adverse Effect.

                  (gg) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (hh) No stamp duty, stock exchange tax, value-added tax, withholding or any other similar duty or tax is payable in the United States, the United Kingdom or any other jurisdiction in which either the Company or any of its Subsidiaries is organized or engaged in business for tax purposes or, in each case, any political subdivision thereof or any authority having power to tax, in connection with the authorization, issuance, sale and delivery of the Securities by the Issuer to the Initial Purchasers and resales thereof by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum.

                  (ii) Under current laws and regulations (and interpretations thereof) of the United Kingdom and any political subdivision thereof (or of any other jurisdiction from or through which payment is to be made), all payments of principal made on the Securities and the Exchange Securities by the Company pursuant to its guarantee to Holders thereof who are non-residents of the United Kingdom (or such other jurisdiction) and do not have a branch, agency or permanent establishment nor carry on a trade in the United Kingdom (or such other jurisdiction) to which the holding of the Securities or Exchange Securities is attributable, will not be subject to income, withholding or other taxes under laws and regulations of the United Kingdom or any political subdivision or taxing authority thereof or therein (or of such other jurisdiction) and will otherwise be free and clear of any other tax, duty, withholding or deduction in the United Kingdom or any political subdivision or taxing authority thereof or therein (or such other jurisdiction) and without the necessity of obtaining any governmental authorization in the United Kingdom (or of such other jurisdiction) or any political subdivision or taxing authority thereof or herein.

                  (jj) Neither the Company nor any of its Restricted Subsidiaries, and none of their respective properties or assets, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, executing or otherwise) under the laws of the United States or the United Kingdom.

                  (kk) To ensure the legality, validity, enforceability and admissibility into evidence of each of this Agreement, the Exchange and Registration Rights Agreement, the Indenture, the Securities and any other document to be furnished hereunder or thereunder in the United Kingdom, it is not necessary that this Agreement, the Exchange and Registration Rights Agreement, the Indenture, the Securities or such other document be filed or recorded with any court or other authority in the United Kingdom or that any stamp of similar tax be paid in the United Kingdom on or in respect of this Agreement, the Exchange and Registration Rights Agreement, the Indenture, the Securities or any such other document.

                  (ll) On and immediately after the Closing Date, the Company, the Issuer and USGP (after giving effect to the issuance of the Securities and the Transactions) will not be insolvent or unable to pay their debts as they fall due and could not be deemed to be unable to pay their debts for the purpose of (i) the Uniform Fraudulent Transfer Act; (ii) the Uniform Fraudulent Conveyance Act or (iii) Section 123(1) or (2) of the U.K. Insolvency Act 1986 (for this purpose omitting the words "proved to the satisfaction of the court" from Section 123(1)(e)).

                  (mm) The Company has complied in all material respects with the Financial Services Act 1986 and the Companies Act 1985 and all other applicable laws and regulations relevant in the context of the Transactions and has complied in all material respects with the City Code on Takeovers and Mergers.

                  (nn) Application has been made to list the Securities on the Luxembourg Stock Exchange and, in connection therewith, the Company has caused to be prepared and submitted to the Luxembourg Stock Exchange an initial listing application with respect to the Securities (the "LISTING APPLICATION"). The Company will use its commercially reasonable efforts to (i) cause the Listing Application to comply in all material respects with the requirements of the Luxembourg Stock Exchange, (ii) submit the final Listing Application to the Luxembourg Stock Exchange and (iii) cause the final Listing Application to be approved by the Luxembourg Stock Exchange as promptly as practicable following the Closing Date (and in no event later than 30 days following the Closing Date, PROVIDED that the Company shall not be required to disclose any confidential information not otherwise disclosed in the Offering Memorandum). To the Company's knowledge, there is no requirement of the Luxembourg Stock Exchange to deliver the Listing Application or any document other than the Offering Memorandum to prospective purchasers or purchasers of Securities from the Initial Purchasers in connection with the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement and the Offering Memorandum.

                  2. PURCHASE AND RESALE OF THE SECURITIES. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuer agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer, the aggregate principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 2 hereto at a purchase price equal to 97.25% of the principal amount thereof (subject to the partial credit set forth in the fee letter (the "FEE LETTER") dated September 1, 1998, among Trinity Acquisition plc, The Chase Manhattan Bank and Chase Securities Inc.). The Issuer shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein. If Chase Manhattan International Limited shall default in its obligation hereunder to purchase from the Issuer the aggregate principal amount of Securities set forth opposite its name on Schedule 2 hereto, CSI shall purchase such Securities.

                  (b) Each of the Initial Purchasers represents and warrants (as to itself only) that it is a qualified institutional buyer ("QUALIFIED INSTITUTIONAL BUYER") as defined in Rule 144A under the Securities Act ("RULE 144A"). The Initial Purchasers have advised the Issuer that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act and the Securities may not be offered or sold within the United States unless the Securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available,
(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("REGULATION D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only (A) within the United States to persons whom it reasonably believes to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act ("REGULATION S").

                  (c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

                  (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributed the Preliminary Offering Memorandum or Offering Memorandum at its own expense;

                  (ii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act;

                  (iii)it has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act;

                  (iv) neither the Initial Purchaser nor any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restriction requirements of Regulation S;

                  (v) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

                  (vi) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company or the Issuer.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

                  (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

                  (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Issuer pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(a) and (b), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

                  (f) The Issuer acknowledges and agrees that the Initial Purchasers may sell Securities to any of its affiliates and that any such affiliate may sell Securities purchased by it to the Initial Purchasers.

                  (g) The Initial Purchasers agree to notify the Issuer of the completion of the initial distribution of the Securities.

                  3. DELIVERY OF AND PAYMENT FOR THE SECURITIES. (a) Delivery of and payment for the Securities shall be made at the offices of Cravath, Swaine & Moore, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Issuer, at 10:00 A.M., New York City time, on February 2, 1999, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Issuer (such date and time of payment and delivery being referred to herein as the "CLOSING DATE").

                  (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Issuer by wire or book-entry transfer of same-day funds to such account or accounts as the Issuer shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Issuer agrees to make one or more global certificates evidencing the Securities available for inspection by CSI on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.

                  4. FURTHER AGREEMENTS OF THE COMPANY. The Company, the Issuer and USGP each agree with the several Initial Purchasers:

                  (a) at any time prior to being advised by the Initial Purchasers of the completion of the initial distribution of Securities, to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

                  (b) to cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; PROVIDED, HOWEVER, that in connection therewith, none of the Company, the Issuer or USGP shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject;

                  (c) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

                  (d) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

                  (e) at any time prior to being advised by the Initial Purchasers of the completion of the initial distribution of Securities, furnish, without charge, to the Initial Purchasers and their counsel as many copies of the Preliminary Offering Memorandum and the Offering Memorandum or any amendment or supplement thereto as the Initial Purchasers may from time to time reasonably request. The Company consents to the use, in accordance with the provisions of the Securities Act and with the securities or "Blue Sky" laws of the jurisdictions in which the Securities are offered by the several Initial Purchasers and by dealers, of each Preliminary Offering Memorandum and Offering Memorandum furnished by the Company;

                  (f) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds";

                  (g) for so long as any of the Securities remain outstanding, the Company will furnish to the Initial Purchasers, upon request, copies of all reports and other communications (financial or otherwise) furnished by the Company, the Issuer or USGP to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company, the Issuer or USGP with the Commission or any national securities exchange on which any class of securities of the Company, the Issuer or USGP may be listed;

                  (h) not to and to cause its affiliates not to sell, offer for sale or solicit offers to buy or otherwise negotiate in any respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities;

                  (i) except following the effectiveness of the Exchange Offer Registration Statement and any Shelf Registration Statement, not to, and not to permit any of its affiliates to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

                  (j) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

                  (k) for a period of 90 days from the date of the Offering Memorandum, without the prior consent of the Initial Purchasers (which consent shall not be unreasonably withheld), not to, directly or indirectly, sell, offer to sell, contract to sell, or announce or file a registration statement for the offering of any debt securities of the Company, the Issuer or USGP designed to be traded or distributed in the public or private securities markets (other than the Securities and the Exchange Securities and other than in respect of borrowings under the Senior Credit Facilities);

                  (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company, the Issuer or any of their affiliates and resold in a transaction registered under the Securities Act;

                  (m) in connection with the offering of the Securities, until CSI on behalf of the Initial Purchasers shall have notified the Company or the Issuer of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

                  (n) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

                  (o) at any time prior to being advised by the Initial Purchasers of the completion of the initial distribution of Securities, upon request of any holder of the Securities, to furnish to such holder, and to any prospective purchaser or purchasers of the Securities designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. This covenant, except for the indemnification provisions of
Section 9, is intended to be for the benefit of the holders from time to time of the Securities, and prospective purchasers of the Securities designated by such holders.

                  5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company, the Issuer and USGP contained herein, to the accuracy of the statements of the Company, the Issuer and USGP and its officers made in any certificates delivered pursuant hereto, to the performance by the Company, the Issuer and USGP of their respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) Each of Simpson Thacher & Bartlett, Clifford Chance and Richards, Layton & Finger shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuer, the Company and USGP, respectively, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (b) Bart Schwartz, General Counsel to the Company, and Heather Hunter, head of the Company's U.K. legal department, shall have furnished to the Initial Purchasers written opinions addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (c) The Initial Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the

Company shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Initial Purchasers a letter (the "INITIAL LETTER") of Ernst & Young LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (e) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of Ernst & Young LLP, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and
(iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

                  (f) Each of the Company, the Issuer and USGP shall have furnished to the Initial Purchasers a certificate or certificates, dated the Closing Date, of Michael Chitty, Company Secretary of the Company, Thomas Colraine, Group Finance Director of the Company and Bart Schwartz, Senior Vice President, Secretary and General Counsel of the Issuer, stating that (A) such officers have carefully examined the Offering Memorandum and to the extent deemed advisable by such officers, have discussed portions of the Offering Memorandum with officers of the Company or the Issuer having responsibility for the matters in question, including, when appropriate, John Reeve, the Executive Chairman of the Company, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company, the Issuer and USGP in this Agreement are true and correct in all material respects, each of the Company, the Issuer and USGP, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no event or development that can reasonably be expected to result in a Material Adverse Effect.

                  (g) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Company, the Issuer and USGP and, assuming due execution and delivery by the Initial Purchasers, such agreement shall be in full force and effect.

                  (h) The Indenture shall have been duly executed and delivered by the Company, the Issuer and USGP and duly authorized, executed and delivered by the Trustee, and the Securities shall have been duly executed and delivered by the Issuer and duly authenticated by the Trustee.

                  (i) If any event shall have occurred that requires the Company under Section 4(c) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

                  (j) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

                  (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any event or development that can reasonably be expected to result in a Material Adverse Effect or any change specified in the letters referred to in paragraphs (d) and (e) of this section, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

                  (m) Subsequent to the execution and delivery of this Agreement
(i) no downgrading shall have occurred in the rating accorded the Securities or any of the Issuer's or the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Issuer's, the Company's or USGP's other debt securities or preferred stock.

                  (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the London Stock Exchange, the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Issuer, the Company or USGP on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by United Kingdom or United States federal or New York state authorities or (iii) an outbreak or escalation of hostilities in the United States or the United Kingdom or a declaration by the United States or the United Kingdom of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions in the United States or the United Kingdom (or the effect of international conditions on the financial markets in the United States or the United Kingdom shall be such) the effect of which, in the case of this clause (iv), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (o) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (p) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (q) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Company, the Issuer and USGP shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                  6. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company or the Issuer prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(k), (l), (m) or (n) shall have occurred and be continuing.

                  7. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES. If this Agreement is terminated pursuant to Section 6 or if for any reason the purchase of the Securities by the Initial Purchasers is not consummated, each of the Company, the Issuer and USGP shall remain responsible (except to a defaulting Initial Purchaser) for the expenses to be paid or reimbursed by it pursuant to
Section 12 and the respective obligations of the Company and the Initial Purchasers pursuant to Sections 9 and 10 shall remain in effect. In addition, if the purchase of the Securities by the Initial Purchasers is not consummated because any condition to the obligations of the Initial Purchasers set forth in
Section 5 hereof (other than Section 5(n)) is not satisfied or because of any refusal, inability or failure on the part of the

Company, the Issuer or USGP to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchasers, the Company, the Issuer or USGP shall reimburse the Initial Purchasers upon demand accompanied by reasonable supporting documentation for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with this Agreement and the proposed purchase and sale of the Securities.

                  8. INDEMNIFICATION. (a) The Company, the Issuer and USGP shall, jointly and severally, indemnify and hold harmless each Initial Purchaser, its affiliates, officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(a) and Section 9 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company, the Issuer or USGP pursuant to Section 4(o) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that none of the Company, the Issuer or USGP shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and PROVIDED, FURTHER, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(e).

                  (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(b) and Section 9 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, PROVIDED, FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  The obligations of the Company, the Issuer, USGP and the Initial Purchasers in this Section 8 and in Section 9 are in addition to any other liability that the Company, the Issuer, USGP or the Initial Purchasers, as the case may be, may otherwise have, including, without limitation, in respect of any breaches of representations, warranties and agreements made herein by any such party.

                  9. CONTRIBUTION. If the indemnification provided for in
Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  10. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Issuer and USGP and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in Section 4(o) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  11. EXPENSES. The Company, the Issuer and USGP, jointly and severally agree with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including, without limitation, stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's independent accountant; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(b) and of preparing, printing and distributing Blue Sky Memoranda (including, without limitation, related fees and expenses of counsel for the Initial Purchasers);
(g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including, without limitation, related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company, the Issuer and USGP under this Agreement which are not otherwise specifically provided for in this Section 11; PROVIDED, HOWEVER, that except as provided in this Section 11 and Section 7, the Initial Purchasers shall pay their own costs and expenses.

                  12. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Issuer, USGP and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Issuer, USGP or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

                  13. NOTICES, ETC.. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Legal Department; or

                  (b) if to the Company, the Issuer or USGP, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Company Secretary;

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  14. DEFINITION OF TERMS. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "Subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  15. INITIAL PURCHASERS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the last two bullet points on the front cover page concerning the terms of the offering by the Initial Purchasers; and (ii) the statements concerning the Initial Purchasers contained in the first, second, third, fifth, sixth, ninth, tenth, eleventh, twelfth and thirteenth paragraphs under the heading "Plan of Distribution".

                  16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

                  17. COUNTERPARTS. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. AMENDMENTS. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                  19. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Issuer, USGP and the several Initial Purchasers in accordance with its terms.

                                             Very truly yours,

                                             WILLIS CORROON CORPORATION,


                                             By______________________________
                                             Name:
                                             Title:

                                             WILLIS CORROON GROUP LIMITED,


                                             By______________________________
                                             Name:
                                             Title:


                                             WILLIS CORROON PARTNERS,
                                             By Willis Corroon Group Limited,
                                             Its General Partner


                                             By______________________________
                                             Name:
                                             Title:


Accepted:

CHASE SECURITIES INC.,


By____________________________
        Authorized Signatory


CHASE MANHATTAN
INTERNATIONAL LIMITED,


By____________________________
        Authorized Signatory

                                                                      SCHEDULE 1

             EQUITY INTERESTS OF CERTAIN SUBSIDIARIES OF THE COMPANY


Company Name                                                                       Owned
------------                                                                       -----
Willis National Holdings Limited                                                    51%
         ANIFA Limited                                                             100%
         Willis Corroon Financial Planning Limited                                 100%
         Willis National Limited                                                   100%
Gibraltar Insurance (Barbados) Limited                                              90%
Willis Corroon Polska                                                               70%
S&C Willis Corroon Correduria de Seguros y Reaseguros SA                            60%
         S&C e IC Willis Corroon Correduria de Seguros SA                          100%
Willis Corroon Assurand0rgruppen                                                    85%
KSA Vof                                                                             50%
Willis Corroon Belgium S.A.                                                         80%
Willis Corroon Holdings (New Zealand) Limited                                       99%
         Willis Corroon Limited                                                    100%
                  Willis Corroon McNicoll Limited                                  100%
Willis Corroon Hungary Kft                                                          80%
Willis Corroon AB                                                                   75%
         OY Willis Corroon AB                                                      100%
         Willis Corroon Professional & Financial Risks AB                           85%
         Willis Corroon Gothia AB                                                   78%
         Willis Corroon I Orebro AB                                                 51%
Willis Faber (Middle East) S.A.L.                                                   51%
Willis Corroon Hellas (Insurance Brokers) SA                                        80%
Willis Corroon Italia S.p.A.                                                        50%
         UTA Willis Corroon Rischi Speciali S.R.L.                                 100%
         UTA Willis Corroon Milan S.R.L.                                           100%


                                                                      SCHEDULE 2

 Initial Purchasers                               Principal Amount of Securities
 ------------------                               ------------------------------
Chase Securities Inc.                                  $225,000,000
Chase Manhattan International Limited                  $225,000,000
                                                       ------------
         Total                                         $550,000,000



                                                                         ANNEX A


                  [Form of Exchange and Registration Rights Agreement]